Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT AND
FIRST AMENDMENT TO GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AGREEMENT, dated as of the 24th day of May, 2013 (this “Amendment”), is entered into among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales with registered number 02855446 (the “UK Borrower”), CRAWFORD & COMPANY (CANADA) INC., a corporation incorporated under the laws of Canada (the “Canadian Borrower”), CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD., a proprietary limited organized in Australia (ABN 11 002 317 133) (the “Australian Borrower” and, together with Crawford, the UK Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors under the hereinafter defined Credit Agreement, the Lenders under the hereinafter defined Credit Agreement party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under the hereinafter defined Credit Agreement (the “Administrative Agent”).

RECITALS

A.    Reference is made to (i) the Credit Agreement, dated as of December 8, 2011, between the Borrowers, the Lenders party thereto from time to time and the Administrative Agent (as amended by the First Amendment to Credit Agreement, dated as of July 20, 2012, and as may be further amended from time to time, the “Credit Agreement”), and (ii) the Guaranty Agreement, dated as of December 8, 2011, between Crawford, the Subsidiary Guarantors and the Administrative Agent (as amended from time to time, the “Guaranty”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

B.    The Borrowers have requested and the Lenders party hereto and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement and the Guaranty, each as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1    The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

““Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute.”

““Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Swap Obligation if, and to the extent that, all or a portion of guarantee of such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor's failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Subsidiary Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.”

““Swap Obligation” means, with respect to any Subsidiary Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.”

1.2    The definition of “LIBOR Rate” in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

““LIBOR Rate” means:

(i)    with respect to any LIBOR Loan denominated in any Currency (other than Australian Dollars or Canadian Dollars) for any Interest Period, an interest rate per annum obtained by dividing (A) (x) the rate of interest appearing on Reuters Screen LIBOR01 Page (or any successor page) that represents an average British Bankers Association Interest Settlement Rate for deposits denominated in such Currency or (y) if no such rate is available, the rate of interest determined by the Administrative Agent to be the rate or the arithmetic mean of rates at which deposits in immediately available funds denominated in such Currency are offered to first-tier banks in the London interbank Eurodollar market, in each case under clause (x) or (y) above at approximately 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period for a period substantially equal to such Interest Period and in an amount substantially equal to the largest principal amount of any Loan constituting part of the same Borrowing as such LIBOR Loan, by (B) the amount equal to (x) 1.00 minus (y) the Reserve Requirement (expressed as a decimal) for such Interest Period;

(ii)    with respect to any LIBOR Loan denominated in Australian Dollars for any Interest Period, an interest rate per annum equal to the Bank Bill Swap Reference Rate or the successor thereto as approved by the Administrative Agent (“BBSY”) as published by Reuters (or such other commercially available source providing BBSY quotations as may be designated by the Administrative Agent from time to time) at approximately 10:00 a.m., Sydney time, two Business

Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, with a term equivalent to the number of months closest to such Interest Period); provided that, if such rate is not published at such time as set forth above, “BBSY” shall mean the rate expressed as a percentage to be the arithmetic mean (rounded upwards, if necessary, to the nearest four decimal places) as supplied to the Administrative Agent at its request quoted by at least two reference banks that are leading banks as the rate at which it is offered deposits in Australian Dollars and for the required period in the Australian interbank market at or about 11:00 a.m., Sydney time;

(iii)    with respect to any LIBOR Loan denominated in Canadian Dollars for any Interest Period, an interest rate per annum determined by the Administrative Agent on the basis of an average rate applicable to Canadian Dollar bankers' acceptances having a maturity comparable to the applicable Interest Period appearing on the “Reuters Screen CDOR Page” (as defined in the International Swap Dealer Association, Inc.'s definitions, as amended, restated, supplemented or otherwise modified from time to time), or any successor page, at approximately 10:00 a.m., Toronto time, on the first day of such Interest Period (or if such day is not a Business Day, then on the immediately preceding Business Day); provided that if, for any reason, such rate does not appear on the Reuters Screen CDOR Page on such day, then the “LIBOR Rate” on such day for any LIBOR Loan denominated in Canadian Dollars shall be calculated as the rate (rounded upwards to the nearest basis point) quoted by The Toronto-Dominion Bank (or its successors or assigns or such other bank listed in Schedule I to the Bank Act (Canada) as the Administrative Agent may from time to time designate) as its discount rate for the purchase of Canadian Dollar bankers' acceptances in an amount substantially equal to such LIBOR Loan with a term comparable to such Interest Period at approximately 10:00 a.m., Toronto time, on the first day of such Interest Period (or if such day is not a Business Day, then on the immediately preceding Business Day); or

(iv) for any interest rate calculation in respect of a Base Rate Loan, an interest rate per annum obtained by dividing (A) (x) the rate of interest appearing on Reuters Screen LIBOR01 Page (or any successor page) that represents an average British Bankers Association Interest Settlement Rate for Dollar deposits or (y) if no such rate is available, the rate of interest determined by the Administrative Agent to be the rate or the arithmetic mean of rates at which Dollar deposits in immediately available funds are offered to first-tier banks in the London interbank Eurodollar market, in each case under clause (x) or (y) above at approximately 11:00 a.m., London time, on such date of determination for a period of one month and in an amount substantially equal to the aggregate amount of Base Rate Loans, by (B) the amount equal to (x) 1.00 minus (y) the Reserve Requirement (expressed as a decimal) for such Interest Period.”

1.3    Article I of the Credit Agreement is hereby amended by inserting as Section 1.6 the following:

“1.6    Interest Rates. If at any time any interest rate quoted or otherwise made available from time to time under this Agreement in respect of any Currency is no longer available generally, as determined by the Administrative Agent, then the Administrative Agent (after consultation with, and consent from, Crawford) may, by written notice to the Lenders and Crawford, substitute such unavailable interest rate with another published interest rate that adequately reflects the all-in-cost of funds denominated in such Currency to the Administrative Agent.”

1.4    Section 2.12(d) of the Credit Agreement is hereby amended in its entirety as follows:

“(d)    All computations of interest and fees hereunder (including computations of the Reserve Requirement) shall be made on the basis of a year consisting of (i) in the case of interest on Base Rate Loans based on the prime commercial lending rate of the Administrative Agent or on LIBOR Loans denominated in Sterling, Australian Dollars or Canadian Dollars, 365/366 days, as the case may be, or (ii) in all other instances, 360 days; and in each case under clause (i) or (ii) above, with regard to the actual number of days (including the first day, but excluding the last day) elapsed.”

ARTICLE II

AMENDMENTS TO GUARANTY

2.1    Section 1(a)(i) of the Guaranty is hereby amended by inserting the phrase “(other than Excluded Swap Obligations)” at the end of each of clause (A) thereof, clause (B) thereof and clause (C) thereof.

2.2    Section 1 of the Guaranty is hereby amended by inserting as Section 1(e) the following:

“(e)    Each Qualified ECP hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations; provided, however, that each Qualified ECP shall only be liable under this Section 1(e) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 1(e), or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The obligations of each Qualified ECP under this Section 1(e) shall remain in full force and effect until satisfaction of all of the Termination Requirements. Each Qualified ECP intends that this Section 1(e) constitute, and this Section 1(e) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Guarantor for all purposes of

Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified ECP ” means, in respect of any Swap Obligation, each Credit Party that is party hereto and (i) has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or (ii) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

ARTICLE III

CONDITIONS OF EFFECTIVENESS

This Amendment shall become effective upon the receipt by the Administrative Agent of (i) an executed counterpart hereof from each of the Borrowers and the Lenders party hereto and (ii) all reasonable documented out-of-pocket expenses required to be paid by Crawford under the Credit Agreement (including the reasonable fees and expenses of counsel for the Administrative Agent) associated with this Amendment.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Each Credit Party represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents qualified as to materiality is true and correct and each not so qualified is true and correct in all material respects on and as of the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date); (ii) this Agreement has been duly authorized, executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against its in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law); and (iii) no Default or Event of Default shall have occurred and be continuing on the date hereof, both immediately before and after giving effect to this Amendment.

ARTICLE V

ACKNOWLEDGMENT AND CONFIRMATION OF THE CREDIT PARTIES

Each Credit Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Administrative Agent and the Lenders that it has no knowledge of any claims, counterclaims, offsets or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. This acknowledgement and confirmation by the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Credit Party acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VI

MISCELLANEOUS

6.1    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

6.2    Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents, including, without limitation, the Security Agreement and the Guaranty, shall continue in full force and effect in accordance with the provisions thereof on the date hereof, and each Credit Party ratifies and reaffirms the grant of security interests and liens granted by such Credit Party in favor of the Administrative Agent for the benefit of the Lenders. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after giving effect to this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

6.3    Expenses. Crawford agrees on demand (i) to pay the reasonable fees and expenses of counsel for the Administrative Agent and (ii) to reimburse the Administrative Agent for all reasonable documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in each case, in connection with the preparation, negotiation, execution and delivery of this Amendment.

6.4    Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

6.5    Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

6.6    Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

6.7    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.
CRAWFORD & COMPANY
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title: Senior Vice President & Treasurer
CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED
By:    /s/ Ian V. Muress
Name:    Ian V. Muress
Title: C.E.O.
CRAWFORD & COMPANY (CANADA) INC.
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title: Treasurer
EXECUTED by CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD. in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:
By:    /s/ Ian V. Muress
Name:    Ian Victor Muress
Title: C.E.O.

By:    /s/ Martin J. Aylott
Name:    Martin J. Aylott
Title: Finance Director

CRAWFORD & COMPANY INTERNATIONAL, INC.

By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title: Treasurer
CRAWFORD & COMPANY EMEA / A-P HOLDINGS LIMITED
By:    /s/ Ian V. Muress
Name:    Ian V. Muress
Title: C.E.O.

CRAWFORD & COMPANY ADJUSTERS LIMITED

By:    /s/ Ian V. Muress
Name:    Ian V. Muress
Title: C.E.O.

THE GARDEN CITY GROUP, INC.

By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title: Treasurer

CRAWFORD LEASING SERVICES, INC.

By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title: Treasurer

RISK SCIENCES GROUP, INC.
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title: Senior Vice President & Treasurer
BROADSPIRE SERVICES, INC.
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title: CFO & Treasurer

BROADSPIRE INSURANCE SERVICES, INC.

By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title: Senior Vice President & Treasurer

SETTLEMENT SERVICES, INC.

By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title:     Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:    /s/ Brian L. Martin
Name:    Brian L. Martin
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender
By:    /s/ Ryan Maples
Name:    Ryan Maples
Title:     Vice President

RBS CITIZENS, N.A., as a Lender
By:    /s/ Michael K. Makaitis
Name:    Michael K. Makaitis
Title:     Vice President

FIFTH THIRD BANK, as a Lender
By:    /s/ Dan Komitor
Name: Dan Komitor
Title: Senior Relationship Manager

FIFTH THIRD BANK, Operating through its
Canadian Branch, as a Lender

By:    /s/ Mauro Spagnolo
Name: Mauro Spagnolo
Title: Managing Director & Principal Officer

HSBC BANK USA, NA, as a Lender
By:    /s/ Heather Allen
Name: Heather Allen
Title: Vice President

THE NORTHERN TRUST COMPANY, as a
Lender

By:    /s/ John Canty
Name: John Canty
Title: Senior Vice President

ROYAL BANK OF CANADA, as a Lender
By:    /s/ Thomas E. Paton
Name: Thomas E. Paton
Title: Authorized Signatory

SUNTRUST BANK, as a Lender
By:    /s/ Peter Wesemeier
Name: Peter Wesemeier
Title: Vice President

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